UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 26, 2022

Harley-Davidson, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	1-9183	39-1382325
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3700 West Juneau Avenue Milwaukee, WI	53208
(Address of principal executive offices)	(Zip Code)

(414) 342-4680

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	HOG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

Unless the context otherwise requires, “we,” “us,” “our” and “H-D” refer to Harley-Davidson, Inc., a Wisconsin corporation, and its consolidated subsidiaries, other than LiveWire (as defined below) and its subsidiaries, following the Closing (as defined below). Unless the context otherwise requires, references to “LiveWire” refer to LiveWire Group, Inc., a Delaware corporation, and its consolidated subsidiaries following the Closing. Unless the context otherwise requires, references to “ABIC” refer to AEA-Bridges Impact Corp., a Cayman Islands exempted company, prior to the Domestication, and references to “Domesticated ABIC” refer to AEA-Bridges Impact Corp., a Delaware corporation, prior to the Closing.

Terms used in this Current Report on Form 8-K (this “Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the respective meanings given to them in the section entitled “Frequently Used Terms” beginning on page iv of the Proxy Statement/Prospectus (as defined below).

Item 1.01.	Entry into a Material Definitive Agreement.

Business Combination

As disclosed under the sections entitled “Shareholder Proposal 1: The Business Combination Proposal” and “The Business Combination Agreement” beginning on pages 127 and 192, respectively, of the proxy statement/prospectus (the “Proxy Statement/Prospectus”) filed with the Securities and Exchange Commission (the “SEC”) by ABIC and LiveWire on July 27, 2022, H-D entered into a business combination agreement and plan of merger (the “Business Combination Agreement”), dated as of December 12, 2021, with ABIC; LiveWire, a direct, wholly owned subsidiary of ABIC; LW EV Merger Sub Inc., a Delaware corporation and a direct, wholly owned subsidiary of LiveWire (“Merger Sub”); and LiveWire EV, LLC (“Legacy LiveWire”). Pursuant to the terms of the Business Combination Agreement: (a) on September 23, 2022, ABIC migrated to and domesticated as a Delaware corporation (the “Domestication”), in connection with which all of ABIC’s (i) outstanding ordinary shares were converted, on a one-for-one basis, into common stock, par value $0.0001 per share, of Domesticated ABIC, (ii) outstanding warrants were converted, on a one-for-one basis, into warrants to acquire one share each of common stock of Domesticated ABIC and (iii) outstanding units were canceled and instead entitle the holder thereof to, per unit, one share of common stock of Domesticated ABIC and one-half of one warrant of Domesticated ABIC; (b) on September 26, 2022, H-D and Legacy LiveWire consummated the separation of the Legacy LiveWire business and the other transactions contemplated by the Separation Agreement (as defined below), by and between H-D and Legacy LiveWire, dated as of September 26, 2022 (the “Separation”); (c) following the Domestication and immediately following the Separation, Merger Sub merged with and into Domesticated ABIC, with Domesticated ABIC surviving as a direct, wholly owned subsidiary of LiveWire (the “Merger”), and LiveWire continuing as the public company in the Merger, with each share of common stock of Domesticated ABIC being converted into the right of the holder thereof to receive one share of LiveWire common stock, par value $0.0001 (“LiveWire Common Stock”); (d) immediately following the Merger, H-D caused all of the membership interests of Legacy LiveWire (“Legacy LiveWire Equity”) held by ElectricSoul, LLC (the “Legacy LiveWire Equityholder”), a Delaware limited liability company and a subsidiary of H-D, to be contributed to LiveWire in exchange for 161,000,000 shares of LiveWire Common Stock and the right to receive up to an additional 12,500,000 shares of LiveWire Common Stock in the future (the “Earn-Out Shares”, and the transactions contemplated by this clause (d), collectively, the “Exchange), and, as a result of the Exchange, Legacy LiveWire became a direct, wholly owned subsidiary of LiveWire; (e) immediately following the consummation of the Exchange, LiveWire contributed 100% of the outstanding equity interests of Legacy Livewire to Domesticated ABIC (clauses (a) through (e) collectively, the “Business Combination”).

On September 26, 2022 (the “Closing Date”), the Business Combination was consummated (the “Closing”).

Registration Rights Agreement

On September 26, 2022, in connection with the consummation of the Business Combination and as contemplated by the Business Combination Agreement, the Legacy LiveWire Equityholder, LiveWire, Legacy LiveWire, AEA-Bridges Impact Sponsor, LLC, a Cayman Islands limited liability company (the “Sponsor”), John Garcia, John Replogle and George Serafeim entered into the Registration Rights Agreement (the “Registration Rights Agreement”). The material terms of the Registration Rights Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 271 titled “Certain Relationships and Related Person Transactions—ABIC Relationships and Related Party Transactions—Registration and Shareholder Rights.” That description, which is incorporated herein by reference, is qualified in its entirety by the text of the Registration Rights Agreement, which is included as Exhibit 10.2 to this Report and also is incorporated herein by reference.

Separation Agreement

On September 26, 2022, in connection with the consummation of the Business Combination and as contemplated by the Business Combination Agreement, H-D and Legacy LiveWire entered into the Separation Agreement (the “Separation Agreement”). The material terms of the Separation Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 272 titled “Certain Relationships and Related Person Transactions—HoldCo Relationships and Related Party Transactions—Separation Agreement.” That description, which is incorporated herein by reference, is qualified in its entirety by the text of the Separation Agreement, which is included as Exhibit 10.3 to this Report and also is incorporated herein by reference.

Tax Matters Agreement

On September 26, 2022, in connection with the consummation of the Business Combination and as contemplated by the Business Combination Agreement, H-D and LiveWire entered into the Tax Matters Agreement (the “Tax Matters Agreement”). The material terms of the Tax Matters Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 279 titled “Certain Relationships and Related Person Transactions—HoldCo Relationships and Related Party Transactions—Tax Matters Agreement.” That description, which is incorporated herein by reference, is qualified in its entirety by the text of the Tax Matters Agreement, which is included as Exhibit 10.4 to this Report and also is incorporated herein by reference.

Contract Manufacturing Agreement

On September 26, 2022, in connection with the consummation of the Business Combination and as contemplated by the Business Combination Agreement, Harley-Davidson Motor Company Group, LLC and Legacy LiveWire entered into the Contract Manufacturing Agreement (the “Contract Manufacturing Agreement”). The material terms of the Contract Manufacturing Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 274 titled “Certain Relationships and Related Person Transactions—HoldCo Relationships and Related Party Transactions—Contract Manufacturing Agreement.” That description, which is incorporated herein by reference, is qualified in its entirety by the text of the Contract Manufacturing Agreement, which is included as Exhibit 10.5 to this Report and also is incorporated herein by reference.

Transition Services Agreement

On September 26, 2022, in connection with the consummation of the Business Combination and as contemplated by the Business Combination Agreement, H-D and Legacy LiveWire entered into the Transition Services Agreement (the “Transition Services Agreement”). The material terms of the Transition Services Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 273 titled “Certain Relationships and Related Person Transactions—HoldCo Relationships and Related Party Transactions—Transition Services Agreement.” That description, which is incorporated herein by reference, is qualified in its entirety by the text of the Transition Services Agreement, which is included as Exhibit 10.6 to this Report and also is incorporated herein by reference.

Master Services Agreement

On September 26, 2022, in connection with the consummation of the Business Combination and as contemplated by the Business Combination Agreement, H-D and Legacy LiveWire entered into the Master Services Agreement (the “Master Services Agreement”). The material terms of the Master Services Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 274 titled “Certain Relationships and Related Person Transactions—HoldCo Relationships and Related Party Transactions—Master Services Agreement.” That description, which is incorporated herein by reference, is qualified in its entirety by the text of the Master Services Agreement, which is included as Exhibit 10.7 to this Report and also is incorporated herein by reference.

Intellectual Property License Agreement

On September 26, 2022, in connection with the consummation of the Business Combination and as contemplated by the Business Combination Agreement, H-D and Legacy LiveWire entered into the Intellectual Property License Agreement (the “Intellectual Property License Agreement”). The material terms of the Intellectual Property License Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 276 titled “Certain Relationships and Related Person Transactions—HoldCo Relationships and Related Party Transactions—Intellectual Property License Agreement.” That description, which is incorporated herein by reference, is qualified in its entirety by the text of the Intellectual Property License Agreement, which is included as Exhibit 10.8 to this Report and also is incorporated herein by reference.

Trademark License Agreement

On September 26, 2022, in connection with the consummation of the Business Combination and as contemplated by the Business Combination Agreement, H-D and Legacy LiveWire entered into the Trademark License Agreement (the “Trademark License Agreement”). The material terms of the Trademark License Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 277 titled “Certain Relationships and Related Person Transactions—HoldCo Relationships and Related Party Transactions—Trademark License Agreement.” That description, which is incorporated herein by reference, is qualified in its entirety by the text of the Trademark License Agreement, which is included as Exhibit 10.9 to this Report and also is incorporated herein by reference.

Joint Development Agreement

On September 26, 2022, in connection with the consummation of the Business Combination and as contemplated by the Business Combination Agreement, H-D and Legacy LiveWire entered into the Joint Development Agreement (the “Joint Development Agreement”). The material terms of the Joint Development Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 277 titled “Certain Relationships and Related Person Transactions—HoldCo Relationships and Related Party Transactions—Joint Development Agreement.” That description, which is incorporated herein by reference, is qualified in its entirety by the text of the Joint Development Agreement, which is included as Exhibit 10.10 to this Report and also is incorporated herein by reference.

Employee Matters Agreement

On September 26, 2022, in connection with the consummation of the Business Combination and as contemplated by the Business Combination Agreement, H-D and Legacy LiveWire entered into the Employee Maters Agreement (the “Employee Matters Agreement”). The material terms of the Employee Matters Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 278 titled “Certain Relationships and Related Person Transactions—HoldCo Relationships and Related Party Transactions—Employee Matters Agreement.” That description, which is incorporated herein by reference, is qualified in its entirety by the text of the Employee Matters Agreement, which is included as Exhibit 10.11 to this Report and also is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On September 27, 2022, LiveWire issued a press release announcing the Closing. A copy of the press release is filed hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the registrant under the

Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Report will not be deemed an admission as to the materiality of any information contained in this Item 7.01, including Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1†	Business Combination Agreement, dated as of December 12, 2021, by and among Harley- Davidson, Inc., AEA-Bridges Impact Corp., LW EV Holdings, Inc., LW EV Merger Sub, Inc. and LiveWire EV, LLC. (incorporated by reference to Exhibit 2.1 of the Registrant’s Current Report on Form 8-K, filed with the SEC on December 15, 2021).

10.1	Form of Investment Agreements (incorporated by reference to Exhibit 10.3 to the Registration Statement on Form S-4 (File No. 333-262573) filed on February 7, 2022).

10.2	Registration Rights Agreement, dated as of September 26, 2022 by and among LiveWire EV, LLC and the holders party thereto.

10.3#	Separation Agreement, dated as of September 26, 2022, by and among LiveWire EV, LLC and Harley-Davidson, Inc.

10.4	Tax Matters Agreement, dated as of September 26, 2022, by and among LiveWire Group, Inc. and Harley-Davidson, Inc.

10.5#	Contract Manufacturing Agreement, dated as of September 26, 2022, by and among LiveWire EV, LLC and Harley-Davidson Motor Company Group, LLC.

10.6#	Transition Services Agreement, dated as of September 26, 2022, by and among LiveWire EV, LLC. and Harley-Davidson, Inc.

10.7#	Master Services Agreement, dated as of September 26, 2022, by and among LiveWire EV, LLC and Harley-Davidson, Inc.

10.8#	Intellectual Property License Agreement, dated as of September 26, 2022, by and among LiveWire EV, LLC and Harley-Davidson, Inc.

10.9#	Trademark License Agreement, dated as of September 26, 2022, by and among LiveWire EV, LLC and Harley-Davidson, Inc.

10.10#	Joint Development Agreement, dated as of September 26, 2022, by and among LiveWire EV, LLC and Harley-Davidson, Inc.

10.11+	Employee Matters Agreement, dated as of September 26, 2022, by and among LiveWire EV, LLC and Harley-Davidson, Inc.

10.12	Investor Support Agreement, dated as of December 12, 2021, by and among AEA-Bridges Sponsor LLC, LiveWire EV, LLC, LiveWire Group, Inc. (formerly known as LW EV Holdings, Inc.), Harley-Davidson, Inc., John Garcia, John Replogle, and George Serafeim (incorporated by reference to Exhibit 10.16 to the Registration Statement on Form S-4 (File No. 333-262573), filed on May 20, 2022).

99.1	Press Release dated September 27, 2022.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101)

†

The annexes, schedules, and certain exhibits to this Exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant hereby agrees to furnish supplementally a copy of any omitted annex, schedule or exhibit to the SEC upon request.

+	Indicates a management contract or compensatory plan.
#	Certain portions of this exhibit (indicated by “[***]”) have been omitted pursuant to Regulation S-K, Item 601(b)(10).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harley-Davidson, Inc.

Date: September 30, 2022	By:	/s/ Paul J. Krause
	Name:	Paul J. Krause
	Title:	Secretary